American Century ETF Trust Prospectus and Summary Prospectus Supplement American Century® Quality Diversified International ETF
Supplement dated March 13, 2026 ■ Summary Prospectus and Prospectus dated January 1, 2026

The following replaces the Annual Fund Operating Expenses table in the Fees and Expenses section of the summary prospectus and the prospectus:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.39%
Other Expenses	0.01%
Total Annual Fund Operating Expenses	0.40%
Fee Waiver[1]	0.06%
Total Annual Fund Operating Expenses After Waiver	0.34%
1    The advisor has agreed to waive 0.06 percentage points of the fund’s management fee. The advisor expects this waiver to continue until
March 31, 2027, and cannot terminate it prior to such date without the approval of the Board of Trustees.

The following replaces the Example table in the Fees and Expenses section of the summary prospectus and the prospectus:

1 year	3 years	5 years	10 years
$35	$123	$219	$500

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